Exhibit 10.25.10

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 9 TO

CAPACITY PURCHASE AGREEMENT

This Amendment No. 9 to Capacity Purchase Agreement (this “Amendment”) is dated as of December 16, 2019 (the “Amendment No. 9 Effective Date”), between American Airlines, Inc., a Delaware corporation (together with its successors and permitted assigns, “American”), and Republic Airways Inc. (together with its permitted successors and assigns, “Contractor”).

WHEREAS, on January 23, 2013 American entered into that certain Capacity Purchase Agreement with Contractor (as amended, modified and supplemented from time to time, the “Capacity Purchase Agreement”) to establish the terms by which Contractor will provide regional airline services utilizing certain Covered Aircraft on behalf of American;

WHEREAS, on February 28, 2013, American entered into that certain Amendment No. 1 to Capacity Purchase Agreement with Contractor;

WHEREAS, on September 2, 2016, American entered into that certain Amendment No. 2 to Capacity Purchase Agreement with Contractor (as such Amendment No. 2 was amended by that certain Letter Agreement dated as of October 11, 2016);

WHEREAS, on October 12, 2017, American entered into that certain Amendment No. 3 to Capacity Purchase Agreement with Contractor;

WHEREAS, on November 3, 2017, American entered into that certain Amendment No. 4 to Capacity Purchase Agreement with Contractor;

WHEREAS, on December 15, 2017, American entered into that certain Amendment No. 5 to Capacity Purchase Agreement with Contractor;

WHEREAS, on February 23, 2018 American entered into that certain Amendment No. 6 to Capacity Purchase Agreement with Contractor;

WHEREAS, on September 28, 2018 American entered into that certain Amendment No. 7 to Capacity Purchase Agreement with Contractor;

WHEREAS, on April 23, 2019, American entered into that certain Amendment No. 8 to Capacity Purchase Agreement with Contractor;

WHEREAS, it is in the best interests of the parties hereto to further amend the Capacity Purchase Agreement to reflect the agreements set forth herein; and

WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Capacity Purchase Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, American, on the one hand, and Contractor, on the other hand, agree to the following amendment to the Capacity Purchase Agreement:

1.	The second sentence of Section 3.01(a) of the Capacity Purchase Agreement (Implementation Date) shall be and it hereby is amended and restated to read as follows:

The Parties hereto agree that Schedule 1 hereto may be amended or updated from time to time as set forth in this Agreement, [***].

2.	The table in Section 3.02 of the Capacity Purchase Agreement (Spare Aircraft) shall be and it hereby is amended to [***].

3.	Section 3.02 of the Capacity Purchase Agreement (Spare Aircraft) is hereby amended by adding the following sentence immediately following the existing table to read as follows:

[***]

4.	Article III of the Capacity Purchase Agreement (Use of Covered Aircraft) is hereby amended by adding a new Section 3.07 to the end thereof to read as follows:

[***]

5.	Article III of the Capacity Purchase Agreement (Use of Covered Aircraft) is hereby amended by adding a new Section 3.08 to the end thereof to read as follows:

Section 3.08 Event of Loss. In the event an Event of Loss has occurred with respect to any Covered Aircraft, then [***].

6.	Section 11.01 of the Capacity Purchase Agreement (Term) shall be and it hereby is amended and restated to read as follows:

Section 11.01 Term.

(a) Term Generally. This Agreement shall be effective as of the Effective Date and (unless earlier terminated as provided herein) shall continue until [***] (the “Term”); provided that with respect to each Covered Aircraft, each Covered Aircraft’s term, as applicable, shall commence on [***] and, [***][***] shall continue until the specified dates set forth on Schedule 1 under the heading “Aircraft Term” as such Aircraft Term may be extended as provided herein (each an “Aircraft Term”); [***]. A Covered Aircraft that has been Withdrawn from this Agreement shall no longer be subject to any of the terms and conditions of this Agreement, including any Aircraft Term and any Extension Term, other than those terms that expressly survive the termination of this Agreement or Withdrawal of a Covered Aircraft.

7.	Section 11.02(b)(viii) of the Capacity Purchase Agreement ([***]) shall be and it hereby is amended and restated to read as follows:

(viii) Intentionally deleted.

8.	Section 13.23 of the Capacity Purchase Agreement (Survival of Certain Obligations) is hereby amended by adding “XI,” immediately following “X,” in the last sentence thereof.

9.	The Capacity Purchase Agreement is amended by adding a new Schedule 1(c) as attached hereto.

10.	Section VI (Maintenance of Aircraft) of Schedule 3 (Scheduling and Operating Restrictions on Covered Aircraft) shall be and it hereby is amended and restated to read as follows:

[***]

11.	Section I(C) of Schedule 4 of the Capacity Purchase Agreement (Changes in Interior Design) is hereby amended by adding a new sentence to the end thereof to read as follows:

[***]

12.	Section II of Schedule 4 of the Capacity Purchase Agreement ([***]) is hereby amended by adding a new Section II(T) to the end thereof to read as follows:

[***]

13.	The first sentence of Section II(A) of Schedule 7 of the Capacity Purchase Agreement ([***]) shall be and it hereby is amended and restated to read as follows:

[***]

14.	Section II of Schedule 7 of the Capacity Purchase Agreement ([***]) is hereby amended by adding a new Section II(B) to the end thereof to read as follows:

[***]

15.	Sections IV(B) and IV(C) of Schedule 7 of the Capacity Purchase Agreement ([***]) shall be and they hereby are amended to give effect to the following:

[***]

16.	Section IV(D) of Schedule 7 of the Capacity Purchase Agreement ([***]) shall be amended to add a subsection 3 as follows:

[***]

17.	The first sentence of Section V of Schedule 7 of the Capacity Purchase Agreement ([***]) shall be and it hereby is amended and restated in its entirety to read as follows:

[***]

18.	The definition of “Covered Aircraft” as set forth in Exhibit A of the Capacity Purchase Agreement (Definitions) is hereby amended and restated in its entirety to read as follows:

a.	“Covered Aircraft” shall mean, [***].

19.	Definitions. Exhibit A of the Capacity Purchase Agreement (Definitions) is hereby amended by adding the following definitions in the appropriate alphabetical order:

a.	[***]

b.	[***]

c.	“Amendment No. 9 Effective Date” shall mean December 16, 2019.

d.	[***]

e.	“Event of Loss” shall mean the following: [***]

f.	[***]

g.	[***]

h.	“In Seat Power” shall mean a system to deliver in-seat power for passengers to charge portable electrical devices in accordance with American’s specifications.

i.	[***]

j.	[***]

k.	[***]

l.	“Replacement Aircraft” shall mean an aircraft that is [***].

m.	[***]

20.	Additional Agreements of the Parties.

[***]

21.	This Amendment shall become effective as of the Amendment No. 9 Effective Date upon satisfaction of the following condition precedent:

a.	Receipt by each Party of a copy of this Amendment, duly executed and delivered by American and Contractor.

22.

The Parties hereby acknowledge and represent to each other that after giving effect to the terms hereof, each representation and warranty of Contractor contained in the Capacity Purchase Agreement [***] is true and correct in all material respects on the Amendment No. 9 Effective Date.

23.

Except as amended and modified hereby, any and all of the terms and provisions of the Capacity Purchase Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by American and Contractor. Each of American and Contractor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of American or Contractor under the Capacity Purchase Agreement. Each reference in the Capacity Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Capacity Purchase Agreement or other agreements, documents or other instruments executed and delivered pursuant to the Capacity Purchase Agreement to the “Capacity Purchase Agreement”, shall mean and be a reference to the Capacity Purchase Agreement as amended by this Amendment.

24.

THIS AMENDMENT, THE CAPACITY PURCHASE AGREEMENT, THE OTHER RELATED AGREEMENTS AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH WHEN TAKEN TOGETHER REPRESENT THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, American and Contractor have executed this Amendment as of the Amendment No. 9 Effective Date.

AMERICAN AIRLINES, INC.

By:	/s/ Devon May
Name: Devon May
Title: SVP, American Eagle and Operations
Planning

REPUBLIC AIRWAYS, INC.

By:	/s/ Joseph P. Allman
Name: Joseph P. Allman
Title: SVP, CFO

SCHEDULE 1(c)

[***]

ANNEX 1

[***]

Appendix 1

[***]

Appendix 2

[***]

ANNEX 2

[***]